UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 26, 2006

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

           001-11001                                  06-0619596
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    (Commission File Number)               (IRS Employer Identification No.)


 3 High Ridge Park, Stamford, Connecticut                06905
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 (Address of principal executive offices)              (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events
               ------------

                    On October 26, 2006, the Company announced that its Board of
               Directors declared a regular quarterly cash dividend of $0.25 per share, payable on December 29, 2006 to holders of record at the close of business on December 9, 2006. A copy of the Company's press release issued on October 26, 2006 announcing the declaration of the dividend is filed herewith as Exhibit 99.1 and incorporated herein by reference.



Item 9.01      Financial Statements and Exhibits
               ---------------------------------

         (d)   Exhibits

               99.1 Press Release of Citizens  Communications  Company  released
                    October 26, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CITIZENS COMMUNICATIONS COMPANY


Date:  October 26, 2006         By:  /s/ Robert J. Larson
                                     -----------------------------
                                     Robert J. Larson
                                     Senior Vice President and
                                     Chief Accounting Officer